SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event

                            Reported): July 22, 1998

                             LEHMAN ABS CORPORATION

             (Exact name of registrant as specified in its charter)

    Delaware                       333-39649                  13-3447441
(State or Other Jurisdiction      (Commission                (I.R.S. Employer
    of Incorporation)             File Number)               Identification No.)

Three World Financial Center
200 Vesey Street
New York, New York                                               10022
(Address of Principal                                          (Zip Code)
 Executive Offices)

Registrant's telephone number, including area code:  (212) 526-7000


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Item 5.  Other Events.

Incorporation of Certain Documents by Reference.

         In connection with the offering of the BankBoston Home Equity Loan Asset-Backed Certificates, Series 1998-1 (the "Certificates") by Lehman ABS Corporation (the "Company") and pursuant to Rule 411 of Regulation C under the Securities Act of 1933 and in reliance on MBIA Insurance Corporation, SEC No-Action Letter (September 6, 1996), the Company will incorporate by reference the financial statement of MBIA Insurance Corporation ("MBIA") into the Company's registration statement (File No. 333-39649). The financial statements will be referred to in the preliminary prospectus supplement relating to BankBoston Home Equity Loan Asset-Backed Certificates, Series 1998-1. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") to the use of their name in such preliminary prospectus supplement. The consent of PricewaterhouseCoopers is attached hereto as Exhibit 23.


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Item 7.  Financial Statements, Pro Forma Financial

Information and Exhibits.

(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits:

         23.      Consent of PricewaterhouseCoopers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            LEHMAN ABS CORPORATION



                                            By:  /s/ Martin P. Harding
                                                 -----------------------
                                                 Name: Martin P. Harding
                                                 Title: Managing Director

Dated:  July 21, 1998


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                                  Exhibit Index

Exhibit                                                                 Page

23.    The Consent of PricewaterhouseCoopers                              6

                 EXHIBIT 23: CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Prospectus Supplement of BankBoston Home Equity Loan Trust 1998-1, of our report dated February 3, 1998, on our audits of the consolidated financial statements of MBIA Insurance Corporation and Subsidiaries as of December 31, 1997 and 1996 and for each of the three years in the period ended December 31, 1997. We also consent to the reference to our firm under the caption "Experts".

                                              \s\ PricewaterhouseCoopers LLP
                                              ------------------------------
                                                  PricewaterhouseCoopers LLP

New York, New York
July 21, 1998